Restrictions on Cash and Due from Banks	12 Months Ended
Dec. 31, 2021
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Restrictions on Cash and Due from Banks

NOTE 4	Restrictions on Cash and Due from
Banks
Banking regulators require bank subsidiaries to maintain minimum average reserve balances, either in the form of vault cash or reserve balances held with central banks or other financial institutions. The amount of required reserve balances were approximately $78 million and $73 million at December 31, 2021 and 2020, respectively. The Company held balances at central banks and other financial institutions of $23.0 billion and $55.4 billion at December 31, 2021 and 2020, respectively, to meet these requirements and for other purposes. These balances are included in cash and due from banks on the Consolidated Balance Sheet.